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      SUPPLEMENT DATED JANUARY 2, 1996 TO PROSPECTUS DATED APRIL 3, 1995

                                       FOR

                     LANDMARK NATIONAL TAX FREE INCOME FUND
                     LANDMARK NEW YORK TAX FREE INCOME FUND


Each of the Funds may use financial futures in order to protect the Fund from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security or an index of securities. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are commonly referred to as "derivatives". Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. The futures contracts that may be purchased by the Funds are standardized contracts traded on commodities exchanges or boards of trade.

When a Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater then the amount of a Fund's initial margin deposit. Neither Fund currently intends to enter into a futures contract if, as a result, the initial margin deposits on all of that Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, each Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the Fund's other assets and to segregate sufficient assets to meet its obligations under outstanding futures contracts. In any event, a Fund will not invest in futures contracts to the extent that such investment would be inconsistent with such Fund's investment policies which provide that, under normal circumstances, the National Tax Free Income Fund will invest at least 80% of its assets in tax-exempt Municipal Obligations and the New York Tax Free Income Fund will invest at least 80% of its assets in triple tax-exempt Municipal Obligations.

The ability of a Fund to utilize futures contracts successfully will depend on the Adviser's ability to predict interest rate movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Adviser's view as to interest rate movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in a Fund's related portfolio position. Also, although the Funds will purchase only standardized futures traded on regulated exchanges, the futures markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position.

The use of futures contracts potentially exposes a Fund to the effects of "leveraging", which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, each of the Funds intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of a Fund and may affect in other ways the amount, timing and character of a Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Funds' Statement of Additional Information.

The use of futures by the Funds and some of their risks are described more fully in the Funds' Statement of Additional Information.

This Supplement supersedes the section entitled "Futures Contracts And Options On Futures Contracts" appearing in the Appendix to the Funds' Prospectus and supplements the section entitled "Investment Objectives and Policies -- Risk Factors" and the section entitled "Risk Considerations" in the Funds' Prospectus.